EXHIBIT 24.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Treasurer and Chief Financial Officer of Optimal Robotics Corp. (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

      1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report"), fully complies with the requirements of
            Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 27, 2003                     /s/ Gary S. Wechsler
                                            --------------------
                                                 Gary S. Wechsler
                                                 Treasurer and
                                                 Chief Financial Officer










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